UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 912-2000

Date of fiscal year end: 03/31

Date of reporting period: 9/30/12

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2012

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

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VALUE

Franklin Mutual Recovery Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Franklin Mutual Recovery Fund

Your Fund s Goal and Main Investments: Franklin Mutual Recovery Fund s goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

also underperformed the +1.94% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, which serves as a transparent benchmark for the U.S. government bond market.2

The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund s adviser. (Please refer to Notes 4a and 4f in the Notes to Financial Statements for additional information related to the performance adjustment and the base management fee.) You can find the Fund s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew at a modest rate during the six-month period ended September 30, 2012. Encouraging labor market and housing data as well as an expanding services sector helped offset a loss of momentum in the manufacturing sector, a major driver of the U.S. economy. The national unemployment rate declined from 8.2% at the beginning of the period to a 44-month low of 7.8% in September.3 Although prices of some key commodities increased during the period and contributed to higher producer prices, consumer price inflation remained fairly low.

The U.S. Federal Reserve Board (Fed) recognized significant headwinds to the pace of U.S. economic recovery, including the ongoing European fiscal and banking crisis and its potential spillover to U.S. financial markets and institutions, as well as signs of slowing global economic growth. In addition, the looming possibility that U.S. tax increases and government expenditure reductions would come into effect at the beginning of 2013 (the so-called fiscal cliff ) prompted many businesses to hold off on major investment and hiring decisions. Seeking to support a stronger economy, in September the Fed agreed to purchase additional mortgage-backed securities to provide further quantitative easing (QE3) and to continue extending the average maturity of its Treasury holdings (commonly called Operation Twist). The Fed also anticipated it would maintain historically low interest rates at least through mid-2015.

At the end of the reporting period, the U.S. presidential contest dominated headlines. Significant challenges to the U.S. economy remained, including an elevated although improved level of unemployment, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries. Signs of China s economic

2. Source: Bloomberg LP.

3. Source: Bureau of Labor Statistics.

Semiannual Report | 5

growth slowdown further contributed to pessimism. Long-term resolution of European debt issues remained unclear, but in September the European Central Bank (ECB) and European leaders established the European Stability Mechanism that, once funded by eurozone members, was expected to provide relief to troubled eurozone countries and banks.

Global developed and emerging stock markets, as measured by the MSCI All Country World Index, reflected general risk aversion early in the period, and equities declined while bonds rose. In the latter half of the period, stocks rallied as investors welcomed positive corporate earnings reports and became generally more optimistic about the global economic recovery and progress by the ECB and European leaders in solving the region s sovereign debt crisis. Stocks generally made gains for the period overall. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note declined to 1.65%.

During the six-month reporting period, global merger and acquisition (M&A) activity continued to be slow and fell significantly year-over-year as concerns about the health of the global economy likely led many companies to delay large investment decisions. Despite the presence of several potential catalysts to deal-making activity, such as record levels of cash on corporate balance sheets and difficulties achieving organic top-line growth, M&A activity will likely remain muted until more of the questions facing the global economy are answered.

Globally, U.S.-based companies were the most active in the second and third quarters. Western Europe s M&A activity dropped year-over-year in the second quarter, and aggregate global deal volume was the lowest in nearly three years. China was active in the third quarter, including CNOOC s announced takeover of Canada s Nexen. Global deal activity was particularly pronounced in the financials, energy and retail sectors.

In the distressed debt arena, the rate of corporate bankruptcies and the number of reorganization and restructuring situations remained low during the period. The Fed s actions to keep interest rates at record lows increased investor demand for higher yielding assets, leading spreads between high yield bonds and Treasuries to narrow to below 6%.4 The recent environment of low

4. Source: Credit Suisse.

6 | Semiannual Report

rates and yield scarcity made it easier for companies with poor fundamentals to obtain financing and may have reduced the prevalence of distressed investment opportunities. During the period, U.S. corporate default rates remained well below the 25-year average of 4.7%, suggesting the frequency of liquidations and restructurings was unlikely to increase in the near future.4 However, U.S. and global default rates for speculative-grade securities increased slightly late in the period, a trend we monitor closely.

Investment Strategy

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund s assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company s securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

Manager s Discussion

During the six months under review, several Fund holdings increased in value and contributed positively to performance. Among the top contributors were debt investments in real estate services company Realogy, multimedia firm Tribune and power company Texas Competitive Electric Holdings.

We held various debt obligations of Realogy. Realogy provides real estate and relocation services through its portfolio of brands, which includes Century 21, Coldwell Banker, ERA and Sotheby s International. In the spring of 2007, private equity firm Apollo Management acquired Realogy in an $8.5 billion leveraged buyout, significantly increasing the company s debt load. The transaction proved ill-timed as the housing crisis led to weaker home sales and a deteriorating operating environment. Cash flows worsened as the company struggled to make interest payments on the acquisition-related debt and by

Semiannual Report | 7

2009, the company had become cash flow negative. In 2010, Apollo and other stakeholders agreed to convert their holdings of senior notes and senior subordinated debt into new convertible notes in what was effectively a restructuring and potential catalyst with benefits the market largely ignored at the time. Since then, operational performance has improved as the stabilizing U.S. housing market has contributed to declining inventories and rising prices in many of Realogy s markets. Subsequent to period-end in early October, the company raised approximately $1 billion in an initial public offering (IPO), which garnered significant interest and traded above the IPO price. The IPO transformed Realogy s capital structure by reducing leverage. In our assessment, the reduction in interest expense arising from the IPO and from the conversion of the aforementioned notes will allow Realogy to once again become free cash flow positive.

Tribune is an American multimedia corporation with television, newspaper and radio interests. Although the company s reorganization plan was approved in bankruptcy court in July, the Federal Communications Commission (FCC) must grant regulatory approval before Tribune can exit Chapter 11. While the company awaits completion of the FCC s review, Tribune s operational results have been strong, surpassing guidance in its 2012 business plan due to strong performance in its publishing division. We continue to see value in the com-pany s various business interests, which we believe provide tax-efficient ways to sell assets or potentially spin off the publishing division. A particularly valuable asset is Tribune s 31% stake in television channel Food Network, which we believe could potentially be sold for over $2 billion to Scripps Networks Interactive, which holds the other 69%.

Our investment in Texas Competitive Electric Holdings debt appreciated as power market fundamentals and natural gas prices showed some signs of improvement in the latter part of the six months under review. The repayment of an inter-company loan by its parent company also helped drive performance.

8 | Semiannual Report

Despite broad-based strength in the U.S. equity market, several of our equity investments declined in value and detracted from performance during the period. These included equity positions in securities exchange operator NYSE Euronext, casino entertainment company Caesars Entertainment and Germany-based KHD Humboldt Wedag International, which provides equipment and services for the global cement and mining industries.

Declining trading volumes across several asset classes depressed NYSE Euronext shares. Given the high fixed costs associated with the exchange business, declining volumes compressed margins and weighed on earnings expectations. Despite the difficult short-term operating environment, management continued to do its part by reducing costs where possible and returning capital to shareholders through dividends and share buybacks. We believe such actions have the potential to support performance until volumes and revenues improve.

Caution among consumers and a competitive entertainment industry resulted in a difficult operating environment and weighed on investor sentiment, leading our equity stake in Caesars Entertainment to decline. Despite the short-term trends, we believe Caesars represents an attractive investment opportunity as the company continues to execute on its plans to grow revenues in its various operational regions.

Although KHD Humboldt Wedag International has remained profitable and maintained a healthy balance sheet through the recent downturn, declining demand for mining and cement equipment weighed on the company s shares during the period. At period-end, the stock s market price remained well below our assessment of its intrinsic value.

Semiannual Report | 9

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs. We are Fund owners as well as the portfolio managers, and we remain steadfast in our commitment to deliver the kind of performance we all expect from the Fund.

Portfolio Management Team
Franklin Mutual Recovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Christian Correa has been a portfolio manager for Franklin Mutual Recovery Fund since 2004. He joined Mutual Series in 2003 and serves as Director of Research. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Recovery Fund since 2005. He is the head of Mutual Series distressed securities team. Prior to joining Mutual Series, Mr. Tumulty was an analyst and portfolio manager at Kidder Peabody, Bankers Trust and Hamilton Partners Limited, where he focused on distressed debt investing.

Keith Luh has been a portfolio manager for Franklin Mutual Recovery Fund since 2009. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor at the Gabelli School of Business, Fordham University.

Semiannual Report | 11

Performance Summary as of 9/30/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund may invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks, as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is a nondiversified fund and may experience increased susceptibility to adverse economic or regula-
tory developments affecting similar issuers or securities. The Fund may invest in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund s Expenses

As a Fund shareholder, you can incur two types of costs:

" Transaction costs, including sales charges (loads) on Fund purchases; and

" Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

16 | Semiannual Report

Franklin Mutual Recovery Fund

Financial Highlights

Class A	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.49	$10.20	$ 9.75	$7.02	$11.98	$15.04
Income from investment operations[a]:						
Net investment income[b]	0.12	0.17	0.16[c]	—[d]	0.08	0.09
Net realized and unrealized gains (losses)	—[d]	(0.56)	0.81	2.84	(4.84)	(2.07)
Total from investment operations	0.12	(0.39)	0.97	2.84	(4.76)	(1.98)
Less distributions from:						
Net investment income	—	(0.32)	(0.52)	(0.11)	(0.19)	(0.29)
Net realized gains	—	—	—	—	(0.01)	(0.79)
Total distributions	—	(0.32)	(0.52)	(0.11)	(0.20)	(1.08)
Net asset value, end of period	$9.61	$ 9.49	$10.20	$9.75	$ 7.02	$11.98
Total return[e]	1.26%	(3.38)%	9.95%	39.86%	(39.55)%	(14.04)%
Ratios to average net assets[f]						
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[g]	2.07%	2.75%	3.62%	3.60%	1.47%	2.49%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[g]	1.69%	2.25%	3.62%	3.09%[h,i]	1.47%[h]	2.48%
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%	0.03%
Net investment income	1.70%	1.81%	1.56%[c]	—%[j]	0.90%	0.60%
Supplemental data						
Net assets, end of period (000's)	$26,182	$32,629	$65,043	$88,575	$97,975	$238,020
Portfolio turnover rate	30.32%	91.52%	65.17%	117.59%	62.22%	89.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate real estate investments trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.09%.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

[j]Rounds to less than 0.01%.

Franklin Mutual Recovery Fund

Financial Highlights *(continued)*

Class B	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.35	$10.04	$ 9.60	$6.91	$11.76	$14.78
Income from investment operations[a]:						
Net investment income (loss)[b]	0.36	0.12	0.07[c]	(0.06)	0.02	(0.01)
Net realized and unrealized gains (losses)	(0.28)	(0.56)	0.81	2.79	(4.75)	(2.02)
Total from investment operations	0.08	(0.44)	0.88	2.73	(4.73)	(2.03)
Less distributions from:						
Net investment income	—	(0.25)	(0.44)	(0.04)	(0.11)	(0.20)
Net realized gains	—	—	—	—	(0.01)	(0.79)
Total distributions	—	(0.25)	(0.44)	(0.04)	(0.12)	(0.99)
Net asset value, end of period	$9.43	$ 9.35	$10.04	$9.60	$ 6.91	$11.76
Total return[d]	0.86%	(4.00)%	9.27%	38.80%	(39.97)%	(14.67)%
Ratios to average net assets[e]						
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	2.75%	3.44%	4.31%	4.30%	2.12%	3.14%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	2.37%	2.94%	4.31%	3.79%[g,h]	2.12%[g]	3.13%
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%	0.03%
Net investment income (loss)	1.02%	1.12%	0.87%[c]	(0.70)%	0.25%	(0.05)%
Supplemental data						
Net assets, end of period (000's)	$135	$367	$1,102	$1,503	$1,704	$4,333
Portfolio turnover rate	30.32%	91.52%	65.17%	117.59%	62.22%	89.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.60)%.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Financial Highlights *(continued)*

Class C	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.36	$10.05	$ 9.60	$6.91	$11.75	$14.78
Income from investment operations[a]:						
Net investment income (loss)[b]	0.04	0.10	0.09[c]	(0.07)	0.02	(0.01)
Net realized and unrealized gains (losses)	0.04	(0.54)	0.79	2.81	(4.74)	(2.02)
Total from investment operations	0.08	(0.44)	0.88	2.74	(4.72)	(2.03)
Less distributions from:						
Net investment income	—	(0.25)	(0.43)	(0.05)	(0.11)	(0.21)
Net realized gains	—	—	—	—	(0.01)	(0.79)
Total distributions	—	(0.25)	(0.43)	(0.05)	(0.12)	(1.00)
Net asset value, end of period	$9.44	$ 9.36	$10.05	$9.60	$ 6.91	$11.75
Total return[d]	0.85%	(4.01)%	9.16%	38.78%	(39.85)%	(14.66)%
Ratios to average net assets[e]						
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	2.78%	3.45%	4.32%	4.31%	2.09%	3.14%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	2.40%	2.95%	4.32%	3.80%[g,h]	2.09%[g]	3.13%
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%	0.03%
Net investment income (loss)	0.99%	1.11%	0.86%[c]	(0.71)%	0.28%	(0.05)%
Supplemental data						
Net assets, end of period (000's)	$12,297	$16,754	$27,432	$38,893	$38,432	$96,131
Portfolio turnover rate	30.32%	91.52%	65.17%	117.59%	62.22%	89.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.61)%.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

Franklin Mutual Recovery Fund

Financial Highlights *(continued)*

Advisor Class	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.56	$10.28	$ 9.83	$7.08	$12.10	$15.18
Income from investment operations[a]:						
Net investment income[b]	0.05	0.19	0.17[c]	0.02	0.15	0.14
Net realized and unrealized gains (losses)	0.08	(0.55)	0.83	2.87	(4.93)	(2.09)
Total from investment operations	0.13	(0.36)	1.00	2.89	(4.78)	(1.95)
Less distributions from:						
Net investment income	—	(0.36)	(0.55)	(0.14)	(0.23)	(0.34)
Net realized gains	—	—	—	—	(0.01)	(0.79)
Total distributions	—	(0.36)	(0.55)	(0.14)	(0.24)	(1.13)
Net asset value, end of period	$9.69	$ 9.56	$10.28	$9.83	$ 7.08	$12.10
Total return[d]	1.36%	(3.02)%	10.22%	40.21%	(39.29)%	(13.83)%
Ratios to average net assets[e]						
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	1.78%	2.45%	3.32%	3.31%	1.13%	2.14%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	1.40%	1.95%	3.32%	2.80%[g,h]	1.13%[g]	2.13%
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%	0.03%
Net investment income	1.99%	2.11%	1.86%[c]	0.29%	1.24%	0.95%
Supplemental data						
Net assets, end of period (000's)	$23,912	$24,496	$29,269	$39,349	$33,920	$155,570
Portfolio turnover rate	30.32%	91.52%	65.17%	117.59%	62.22%	89.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.39%.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
[g]Benefit of expense reduction rounds to less than 0.01%.
[h]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 52.4%			
Aerospace & Defense 3.5%			
[a,b] Huntington Ingalls Industries Inc.	United States	52,349	$ 2,201,275
Auto Components 1.3%			
[a,c] International Automotive Components Group Brazil LLC	Brazil	185,241	75,724
[a,c,d] International Automotive Components Group North America, LLC	United States	935,180	353,601
[a] TRW Automotive Holdings Corp.	United States	8,590	375,469
			804,794
Beverages 2.2%			
Coca-Cola Enterprises Inc.	United Kingdom	44,856	1,402,647
Capital Markets 1.6%			
The Blackstone Group LP	United States	69,088	986,577
Commercial Banks 3.2%			
[a] CIT Group Inc.	United States	24,420	961,904
[a,c] Elephant Capital Holdings Ltd.	Japan	721	—
[a] Korea Exchange Bank	South Korea	132,608	1,010,929
[a,c] NCB Warrant Holdings Ltd., A	Japan	31,928	—
			1,972,833
Communications Equipment 0.6%			
[a] Research In Motion Ltd.	Canada	47,430	355,725
Computers & Peripherals 1.8%			
Hewlett-Packard Co.	United States	28,510	486,381
[a,b,e] SanDisk Corp.	United States	14,170	615,403
			1,101,784
Construction & Engineering 1.9%			
[a] KHD Humboldt Wedag International AG	Germany	186,305	1,191,789
Diversified Financial Services 5.9%			
[a] Capmark Financial Group Inc.	United States	44,764	1,172,817
Deutsche Boerse AG	Germany	6,820	377,423
[a] ING Groep NV	Netherlands	51,400	406,151
JPMorgan Chase & Co.	United States	12,420	502,762
NYSE Euronext	United States	49,655	1,223,996
			3,683,149
Electric Utilities 1.9%			
[a,c] AET&D Holdings No. 1 Pty. Ltd.	Australia	453,470	—
[a,f] KGen Power Corp., 144A	United States	141,643	1,196,883
			1,196,883
Energy Equipment & Services 2.5%			
[a,g] DeepOcean Group Holding AS	Norway	91,357	1,549,872
Food & Staples Retailing 0.9%			
CVS Caremark Corp.	United States	12,018	581,912
Food Products 1.8%			
Viterra Inc.	Canada	68,500	1,122,220

Semiannual Report | 21

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited) *(continued)*

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Health Care Providers & Services 0.6%			
Rhoen-Klinikum AG	Germany	17,890	$ 352,200
Hotels, Restaurants & Leisure 0.9%			
[a]Caesars Entertainment Corp.	United States	36,126	245,657
Echo Entertainment Group Ltd.	Australia	76,005	301,971
			547,628
Insurance 3.2%			
[a]Alleghany Corp.	United States	3,129	1,079,317
[a,c]Imagine Group Holdings Ltd.	Bermuda	76,424	897,875
			1,977,192
Media 1.2%			
Time Warner Cable Inc.	United States	8,060	766,184
Metals & Mining 1.5%			
ThyssenKrupp AG	Germany	44,430	944,348
Multiline Retail 1.4%			
[b,e]Kohl's Corp.	United States	16,920	866,642
Office Electronics 3.1%			
[b]Xerox Corp.	United States	264,325	1,940,145
Oil, Gas & Consumable Fuels 8.5%			
BP PLC	United Kingdom	101,840	717,972
Marathon Oil Corp.	United States	26,785	792,032
Nexen Inc.	Canada	75,030	1,901,260
[a]WPX Energy Inc.	United States	115,709	1,919,613
			5,330,877
Personal Products 0.6%			
Avon Products Inc.	United States	23,877	380,838
Real Estate Investment Trusts (REITs) 0.3%			
[a]Spirit Realty Capital Inc.	United States	13,534	209,777
Semiconductors & Semiconductor Equipment 0.6%			
[a]ON Semiconductor Corp.	United States	34,063	210,169
[a]Spansion Inc., A	United States	14,352	171,076
			381,245
Tobacco 1.4%			
Lorillard Inc.	United States	7,461	868,833
Total Common Stocks and Other Equity Interests (Cost $36,986,599)			32,717,369
Preferred Stocks (Cost $765,890) 1.2%			
Automobiles 1.2%			
Porsche Automobile Holding SE, pfd.	Germany	12,353	738,866

22 | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited) *(continued)*

	Country	Notional Amount*	Value
Options Purchased 0.2%			
Payer Swaptions – Over-the-Counter			
Interest Rate 0.1%			
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/14/17, Counterparty MSCS	Japan	203,817,000[h]JPY	$ 28,053
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/16/17, Counterparty MSCS	Japan	93,000,000[h]JPY	12,921
[a]Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 6/15/17, Counterparty MSCS	Japan	105,933,333[h]JPY	17,487
			58,461
Puts – Over-the-Counter			
Currency Options 0.1%			
[a]JPY, June Strike Price 90 JPY, Expires 6/15/17, Counterparty BANT	Japan	392,000[h]	19,877
[a]JPY, June Strike Price 95 JPY, Expires 6/15/17, Counterparty BANT	Japan	503,720[h]	19,693
[a]JPY, June Strike Price 100 JPY, Expires 6/15/17, Counterparty BANT	Japan	633,080[h]	19,232
			58,802
Total Options Purchased (Cost $200,899)			117,263
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 20.4%			
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	1,325,000	1,421,062
Clear Channel Communications Inc.,			
[i,j]Delayed Draw 2 Term Loan, 3.866%, 1/29/16	United States	296,264	239,233
[k]senior note, PIK, 11.00%, 8/01/16	United States	637,000	449,085
[i,j]Tranche B Term Loan, 3.866%, 1/29/16	United States	1,509,864	1,238,089
[i,j]Tranche C Term Loan, 3.866%, 1/29/16	United States	408,051	329,501
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
[f]144A, 6.875%, 8/15/17	United States	59,000	61,360
second lien, 11.00%, 10/01/21	United States	177,000	181,425
[f]secured note, 144A, 11.75%, 3/01/22	United States	724,000	778,300
GenCorp Inc., cvt., sub. bond, 4.063%, 12/31/39	United States	1,000,000	1,260,625
[i,j]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan, 11.00%, 3/13/17	United States	491,530	480,471
Hutchinson Technology Inc., cvt., senior note, 8.50%, 1/15/26	United States	755,000	444,506
[i,j]iStar Financial Inc.,			
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	19,189	19,369
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	90,000	92,437
Tranche A-1 Term Loan, 5.00%, 6/28/13	United States	44,046	44,175
Tranche A-2 Term Loan, 7.00%, 6/30/14	United States	64,000	64,480
[i,j]Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	United States	611,000	620,929
Realogy Corp.,			
[c]cvt., senior sub. note, A, 144A, 11.00%, 4/15/18	United States	513,579	493,036
[i,j,l]Extended Revolver, 7.231%, 4/10/16	United States	120,798	109,926
Second Lien Term Loan, 13.50%, 10/15/17	United States	310,000	313,487
senior note, 11.50%, 4/15/17	United States	88,000	94,820
[f]senior secured note, 144A, 7.875%, 2/15/19	United States	214,000	225,770
[f]senior secured note, 144A, 9.00%, 1/15/20	United States	81,000	89,708
[i,j]Revel Entertainment LLC, Term Loan B, 9.00%, 2/17/17	United States	378,360	300,619

Semiannual Report | 23

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited) *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[i,j,m]Spirit Realty Capital Inc., Term Loan B, 3.445%, 8/01/13	United States	54,000	$ 53,685
[i,j]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.728%, 10/10/17	United States	2,524,660	1,745,565
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,			
senior note, A, 10.25%, 11/01/15	United States	211,000	58,553
[f]senior secured note, 144A, 11.50%, 10/01/20	United States	941,000	741,037
[i,j]Trico Shipping AS, 10.00%, 5/13/14,			
Tranche A Exit Term Loan	Norway	345,398	345,771
Tranche B Term Loan	Norway	121,626	121,626
[f]Wind Acquisition Finance SA, 144A,			
first lien, 7.375%, 2/15/18	Italy	171,000 EUR	201,477
senior secured note, 11.75%, 7/15/17	Italy	100,000	94,750
third lien, 11.75%, 7/15/17	Italy	56,000 EUR	66,386
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $13,308,572)			12,781,263
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 10.9%			
[f,n]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,123,000	1,134,230
[n]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	723,000	459,105
[n]Nortel Networks Corp., cvt., senior note,			
1.75%, 4/15/12	Canada	1,752,000	1,756,380
2.125%, 4/15/14	Canada	167,000	167,418
[n]Nortel Networks Ltd., senior note,			
10.125%, 7/15/13	Canada	916,000	1,019,050
10.75%, 7/15/16	Canada	359,000	400,285
[n]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	231,840
[i,j,n]Tribune Co., 6/04/14,			
Incremental Term Loan, 7.25%	United States	109,000	82,499
[m]Initial Tranche B Term Loan, 5.25%	United States	2,055,500	1,560,778
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $6,220,521)			6,811,585
		Shares	
Companies in Liquidation 0.0%[†]			
[a]Adelphia Recovery Trust	United States	11,280,134	11,280
[a,o]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915	10,189
[a,c,d]CB FIM Coinvestors LLC	United States	1,439,821	—
[a,o,g]Century Communications Corp., Contingent Distribution	United States	2,826,000	—
[a,c]FIM Coinvestor Holdings I, LLC	United States	1,801,197	—
[a,o,g]Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $1,205,057)			21,469
Total Investments before Short Term Investments (Cost $58,687,538)			53,187,815

24 | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited) *(continued)*

	Country	Principal Amount*	Value
Short Term Investments 15.5%			
Convertible Notes (Cost $599,839) 1.0%			
[f]iStar Financial Inc., cvt., senior note, FRN, 0.961%, 10/01/12	United States	600,000	$ 602,063
U.S. Government and Agency Securities (Cost $9,100,000) 14.5%			
[p]FHLB, 10/01/12	United States	9,100,000	9,100,000
Total Investments (Cost $68,387,377) 100.6%			62,889,878
Options Written (0.1)%			(33,305)
Securities Sold Short (0.3)%			(190,635)
Other Assets, less Liabilities (0.2)%			(140,225)
Net Assets 100.0%			$62,525,713

	Country	Number of Contracts	Value
[q]**Options Written (0.1)%**			
Calls – Exchange-Traded			
Computers & Peripherals (0.0)%[†]			
SanDisk Corp., October Strike Price $42, Expires 10/20/12	United States	22	$ (6,160)
Multiline Retail (0.0)%[†]			
Kohl's Corp., October Strike Price $52.50, Expires 10/20/12	United States	15	(975)
			(7,135)
Puts – Exchange-Traded			
Computers & Peripherals (0.0)%[†]			
Hewlett-Packard Co., November Strike Price $18, Expires 11/17/12	United States	60	(7,980)
Semiconductors & Semiconductor Equipment (0.1)%			
Marvell Technology Group Ltd., November Strike Price $10, Expires 11/17/12	United States	170	(18,190)
			(26,170)
Total Options Written (Premiums Received $27,395)			$ (33,305)

	Country	Principal Amount*	Value
[r]**Securities Sold Short (Proceeds $191,368) (0.3)%**			
Corporate Notes (0.3)%			
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	179,000	$ (190,635)

[†]Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At September 30, 2012, the aggregate value of these securities and/or cash pledged as collateral was $1,927,860, representing 3.08% of net assets.

[c]See Note 9 regarding restricted securities.

[d]At September 30, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e]A portion or all of the security is held in connection with written option contracts open at period end.

[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2012, the aggregate value of these securities was $4,589,901, representing 7.34% of net assets.

Semiannual Report | 25

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2012 (unaudited) *(continued)*

[g]Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2012, the aggregate value of these securities was $1,549,872, representing 2.48% of net assets.

[h]Amount represents notional amount under the terms of the option.

[i]The coupon rate shown represents the rate at period end.

[j]See Note 1(h) regarding senior floating rate interests.

[k]Income may be received in additional securities and/or cash.

[l]See Note 10 regarding unfunded loan commitments.

[m]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[n]See Note 8 regarding credit risk and defaulted securities.

[o]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[p]The security is traded on a discount basis with no stated coupon rate.

[q]See Note 1(d) regarding written options.

[r]See Note 1(f) regarding securities sold short.

At September 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	DBFX	Sell	982,700	$ 955,720	12/17/12	$ —	$ (41,766)
Euro	SCBT	Sell	2,085,811	2,560,701	1/17/13	—	(123,017)
Euro	HSBC	Sell	1,078,801	1,323,923	1/17/13	—	(64,121)
Euro	FBCO	Sell	240,681	297,561	1/17/13	—	(12,112)
Euro	BANT	Sell	155,368	192,466	1/17/13	—	(7,439)
Euro	DBFX	Sell	33,922	42,559	1/17/13	—	(1,087)
Euro	BBU	Sell	13,557	16,793	1/17/13	—	(650)
Euro	DBFX	Buy	55,759	72,128	1/17/13	—	(232)
Euro	FBCO	Buy	72,936	94,000	1/17/13	—	(157)
Euro	HSBC	Buy	22,000	28,458	1/17/13	—	(152)
Euro	BBU	Buy	16,452	21,272	1/17/13	—	(104)
Euro	BANT	Buy	12,123	15,650	1/17/13	—	(51)
Euro	DBFX	Buy	206,275	256,702	1/17/13	8,800	—
Euro	FBCO	Buy	18,309	23,539	1/17/13	18	—
Euro	HSBC	Buy	19,076	24,606	1/17/13	14	—
Euro	SSBT	Buy	2,576	3,322	1/17/13	3	—
Euro	HSBC	Sell	8,031	10,338	1/17/13	4	—
Euro	FBCO	Sell	25,632	33,174	1/17/13	195	—
Euro	BANT	Sell	20,308	26,289	1/17/13	159	—
Euro	BBU	Sell	23,736	31,163	1/17/13	623	—
Euro	DBFX	Sell	15,824	20,797	1/17/13	437	—
Euro	SSBT	Sell	80,000	104,106	1/17/13	1,173	—
Australian Dollar	DBFX	Buy	31,725	32,913	2/25/13	—	(414)
Australian Dollar	DBFX	Sell	15,000	15,354	2/25/13	—	(11)
Australian Dollar	DBFX	Sell	307,820	317,952	2/25/13	2,621	—
Unrealized appreciation (depreciation)						14,047	(251,313)
Net unrealized appreciation (depreciation)							$(237,266)

See Abbreviations on page 47.

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2012 (unaudited)

Assets:	
Investments in securities:	
Cost	$ 68,387,377
Value	$ 62,889,878
Cash	50,824
Restricted Cash (Note 1e)	130,000
Foreign currency, at value (cost $211,152)	210,460
Receivables:	
Investment securities sold	493,543
Dividends and interest	345,341
Due from brokers	243,863
Unrealized appreciation on forward exchange contracts	14,047
Other assets	40,086
Total assets	64,418,042
Liabilities:	
Payables:	
Investment securities purchased	860,997
Capital shares redeemed	35,769
Affiliates	82,791
Options written, at value (premiums received $27,395)	33,305
Securities sold short, at value (proceeds $191,368)	190,635
Due to brokers	130,000
Unrealized depreciation on forward exchange contracts	251,313
Unrealized depreciation on unfunded loan commitments (Note 10)	152,949
Accrued expenses and other liabilities	154,570
Total liabilities	1,892,329
Net assets, at value	$ 62,525,713
Net assets consist of:	
Paid-in capital	$ 217,700,462
Undistributed net investment income	430,177
Net unrealized appreciation (depreciation)	(5,894,517)
Accumulated net realized gain (loss)	(149,710,409)
Net assets, at value	$ 62,525,713

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

September 30, 2012 (unaudited)

Class A:	
Net assets, at value	$ 26,181,791
Shares outstanding	2,725,565
Net asset value per share[a]	$9.61
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.20
Class B:	
Net assets, at value	$ 135,227
Shares outstanding	14,337
Net asset value and maximum offering price per share[a]	$9.43
Class C:	
Net assets, at value	$ 12,296,770
Shares outstanding	1,302,407
Net asset value and maximum offering price per share[a]	$9.44
Advisor Class:	
Net assets, at value	$ 23,911,925
Shares outstanding	2,467,582
Net asset value and maximum offering price per share	$9.69

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 532,972	$ 1,490,721
Net realized gain (loss) from investments, written options, foreign currency transactions and securities sold short	970,215	(7,193,083)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(991,917)	(587,918)
Net increase (decrease) in net assets resulting from operations	511,270	(6,290,280)
Distributions to shareholders from:		
Net investment income:		
Class A	—	(1,267,922)
Class B	—	(20,718)
Class C	—	(486,203)
Advisor Class	—	(869,183)
Total distributions to shareholders	—	(2,644,026)
Capital share transactions: (Note 2)		
Class A	(6,641,865)	(27,677,779)
Class B	(226,916)	(637,039)
Class C	(4,479,743)	(8,812,944)
Advisor Class	(884,092)	(2,536,048)
Total capital share transactions	(12,232,616)	(39,663,810)
Net increase (decrease) in net assets	(11,721,346)	(48,598,116)
Net assets:		
Beginning of period	74,247,059	122,845,175
End of period	$ 62,525,713	$ 74,247,059
Undistributed net investment income (distributions in excess of net investment income) included in net assets:		
End of period	$ 430,177	$ (102,795)

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of
1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The
Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund s significant accounting policies.

a. Financial Instrument Valuation

The Fund s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund s
Board of Trustees (the Board), the Fund s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independ-
ent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the
NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier.
The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC)
securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The
Fund s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security fea-
tures in order to estimate the relevant cash flows, which are then discounted to calculate the fair

Semiannual Report | 31

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

32 | Semiannual Report

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Semiannual Report | 33

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At September 30, 2012, the Fund had OTC derivatives in a net unrealized loss position for such contracts of $238,443.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund s investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At September 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the

34 | Semiannual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Sold Short (continued)

borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At September 30, 2012, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is the Fund s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and

Semiannual Report | 35

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes (continued)

net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt secu-
rities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United
States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differ-
ences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC).
Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

36 | Semiannual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assump-
tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Fund s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that con-
tain general indemnification clauses. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund s shares were as follows:

Semiannual Report | 37

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Six Months Ended September 30, 2012		Year Ended March 31, 2012	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Shares sold	169,198	$1,590,882	852,232	$ 8,017,128
Shares issued in reinvestment of distributions	—	—	85,295	736,946
Shares redeemed	(264,111)	(2,474,974)	(1,221,131)	(11,290,122)
Net increase (decrease)	(94,913)	$ (884,092)	(283,604)	$ (2,536,048)

3. Tender Shares

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee

38 | Semiannual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) *(continued)*

4. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, and prior to any expense waiver, was 0.81% of the average daily net assets of the Fund.

Franklin Mutual has contractually agreed to waive or limit its fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund's average daily net assets through July 31, 2013.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Semiannual Report | 39

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) *(continued)*

4. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$ 436
CDSC retained	$1,003

e. Transfer Agent Fees

For the period ended September 30, 2012, the Fund paid transfer agent fees of $53,488, of which $21,442 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Effective July 1, 2012, Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, acquired fund fees and expenses, and expenses on securities sold short) for each class of the Fund do not exceed 1.20% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2012, there were no credits earned.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. At March 31, 2012, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2017	$ 44,141,197
2018	73,758,943
2019	18,751,585
Capital loss carryforwards not subject to expiration:	
Long term	12,918,229
Total capital loss carryforwards	$149,569,954

40 | Semiannual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) *(continued)*

6. Income Taxes *(continued)*

At September 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$ 69,717,717
Unrealized appreciation	$ 4,177,458
Unrealized depreciation	(11,005,297)
Net unrealized appreciation (depreciation)	$ (6,827,839)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, corporate actions, passive foreign investment company shares and pass-through entity income.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2012, aggregated $16,662,242 and $25,842,323, respectively.

Transactions in options written during the period ended September 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2012	14	$ 2,637
Options written	1,763	222,559
Options expired	—	—
Options exercised	(246)	(29,236)
Options closed	(1,264)	(168,565)
Options outstanding at September 30, 2012	267	$ 27,395

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

Semiannual Report | 41

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At September 30, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $6,811,585, representing 10.89% of the Fund s net assets.
For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

At September 30, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

10. UNFUNDED LOAN COMMITMENTS (continued)

At September 30, 2012, unfunded commitments were as follows:

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. CREDIT FACILITY

The Fund participates in a $10 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 24, 2013, and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the period, the Fund incurred commitment fees of $10,026, which is reflected in other expenses on the Statement of Operations. During the period ended September 30, 2012, the Fund did not use the credit facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 quoted prices in active markets for identical financial instruments
  Level 2 other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 significant unobservable inputs (including the Fund s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

44 | Semiannual Report

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Notes to Financial Statements (unaudited) (continued)

13. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of September 30, 2012, in valuing the Fund s assets and liabilities carried at fair value, is as follows:

Semiannual Report | 45

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

13. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At September 30, 2012, the reconciliation of assets, is as follows:

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

13. FAIR VALUE MEASUREMENTS (continued)

company. A significant and reasonable increase or decrease in the valuations of the underlying assets would result in a significant increase or decrease in the fair value measurement. A signifi-
cant and reasonable increase or decrease in the assumed net debt would result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund s investment in insurance companies are the price to book multiple and a discount for lack of marketability.
A significant and reasonable increase or decrease in the price to book multiple would not result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards
Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund s financial position. The ASU is effective for interim and annual reporting periods begin-
ning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 47

Franklin Mutual Recovery Fund

Shareholder Information

Board Review of Investment Management Agreements

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 21, 2012, unanimously approved renewal of the Fund s investment management agreement, as well as the Fund s administrative services agreement, after negotiating with management the continuation of the existing cap to the investment management fee and the institution of an additional fee cap on total expenses, each as more fully discussed below. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that, taking into account the caps on the investment management fee and total expenses, the investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-l plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund s investment policies and restrictions. During the renewal process, the independent trustees considered the investment man-ager s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis.

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

48 | Semiannual Report

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Shareholder Information (continued)

Board Review of Investment Management Agreements (continued)

Particular attention was given to management s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the investment manager s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission s (SEC) progress in implementing the rule making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted July 21, 2010, and the investment manager s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager s ability to implement the Fund s disciplined value investment approach and its long-term relationship with the Fund since the Fund s inception eight and one half years ago as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund s longer-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to

Semiannual Report | 49

Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreements (continued)

Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager s significant efforts in developing and implementing compliance procedures established in accordance with SEC requirements. The trustees also reviewed the nature, extent and quality of the Fund s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees decision in renewing the Fund s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. In this context, the trustees believed that it is difficult to find open or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, merger arbitrage and undervalued stocks and debt instruments. They considered the performance of the Fund over the past eight and one half years since formation of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund s performance adjustment fee is based), style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund s portfolio managers to discuss performance. The Board reviewed the Fund s annualized total returns (Class A shares) for the one-, three-, and five-year periods ended December 31, 2011, and discussed with the investment manager the reasons for the Fund s underperformance relative to various benchmarks over certain of these periods. After discussing the Fund s performance and after considering various options and other factors, including, but, not limited to, the Fund s expense ratios, the Board negotiated, as more fully discussed below, to retain the existing cap on the Fund s investment management fee and to institute a total expense cap.

50 | Semiannual Report

Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreements (continued)

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increase in the Fund s expenses ratios (both including and excluding the performance adjustment fee). The trustees also compared the Fund s fees to the fees charged to other accounts managed by the manager.

The trustees noted that the Fund s investment management fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund s performance relative to the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Index) over a rolling 12-month period ending with the most recently completed month (Performance Period). The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund s average daily net assets during the month that ends on the last day of the Performance Period. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Index over the Performance Period. The maximum annual investment management fee is 2.50% of average daily net assets over each fiscal year of the Fund and the minimum annual investment management fee is 0.50% of average daily net assets over each fiscal year of the Fund.

In the context of, among other factors, the performance of the Fund, including performance relative to various benchmarks, the trustees decided to negotiate with the investment manager to lower the Fund s expenses. Accordingly, the trustees negotiated with management both the retention of the existing investment management fee cap of 0.50% of the Fund s average daily net assets and the addition of a fee cap on total expenses of 1.20% of the Fund s average daily net assets (excluding Rule 12b-1 fees charged to the Fund and dividends and interest for securities sold short and other related expenses in connection with securities sold short). Each cap is effective for the period commencing on July 1, 2012, and ending on July 31, 2013.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2011, the then most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship

Semiannual Report | 51

Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreements (continued)

of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered a study by Lipper, Inc., an independent third-party analyst, analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management s expenditures in improving shareholder services provided to the Fund as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, including, but not limited to, continuing the existing cap on the Fund s investment management fee and instituting a new cap on total expenses, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered that economies of scale may be realized by the manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the amount of assets under management of the Fund remains relatively small, the trustees concluded that economies of scale were difficult to consider at that time.

Proxy Voting Policies and Procedures

The Fund s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

52 | Semiannual Report

Franklin Mutual Recovery Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 53

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Franklin Mutual Recovery Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

471 S 11/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Mutual Advisers, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund's board or a committee of the board, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager's vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Investment manager's proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose "golden parachutes" that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer